                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 1998



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-23108                   Not Applicable
--------                         -------                   --------------
(State of                        (Commission               (IRS Employer
organization)                    File Number)              Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                    19720
-----------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184



                                Not Applicable
                          ----------------------------
                 (Former address, if changed since last report)


                                 Page 1 of 141
                         Index to Exhibits is on page 8

Item 5.  Other Events

A)   Series 1993-1:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the September 1998 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)   Series 1993-2:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the September 1998 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)   Series 1993-3:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the September 1998 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)   Series 1994-2:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the September 1998 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(d) hereto.

E)   Series 1994-3:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the September 1998 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(e) hereto.

F)   Series 1994-A:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the September 1998 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(f) hereto.

G)   Series 1995-1:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the September 1998 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(g) hereto.

H)   Series 1995-2:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(h) hereto.

I)   Series 1995-3:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(i) hereto.

J)   Series 1996-1:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(j) hereto.

K)   Series 1996-2:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(k) hereto.

L)   Series 1996-3:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(l) hereto.

M)   Series 1996-4:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(m) hereto.

N)   Series 1997-1:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1997-1, which is attached as Exhibit 20(n) hereto.

O)   Series 1997-2:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1997-2, which is attached as Exhibit 20(o) hereto.

P)   Series 1997-3:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1997-3, which is attached as Exhibit 20(p) hereto.

Q)   Series 1997-4:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1997-4, which is attached as Exhibit 20(q) hereto.

R)   Series 1998-1:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1998-1, which is attached as Exhibit 20(r) hereto.

S)   Series 1998-2:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1998-2, which is attached as Exhibit 20(s) hereto.

T)   Series 1998-3:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1998-3, which is attached as Exhibit 20(t) hereto.

U)   Series 1998-4:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1998-4, which is attached as Exhibit 20(u) hereto.

V)   Series 1998-6:
On October 15, 1998 the Registrant made available the Monthly
Certificateholders Statement for the September 1998 Due Period with respect to Series 1998-6, which is attached as Exhibit 20(v) hereto.

Item 7.  Financial Statements and Exhibits
c) Exhibits

Exhibit No.      Description
-----------      -----------
20(a)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1993-1.

20(b)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1993-2.

20(c)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1993-3.

20(d)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1994-2.

20(e)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1994-3.

20(f)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1994-A.

20(g)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1995-1.

20(h)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1995-2.

20(i)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1995-3.

20(j)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-1.

20(k)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-2.

20(l)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-3.

20(m)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-4.

20(n)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-1.

20(o)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-2.

20(p)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-3.

20(q)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-4.

20(r)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-1.

20(s)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-2.

20(t)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-3.

20(u)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-4.

20(v)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-6.

                                   SIGNATURES

                 Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DISCOVER CARD MASTER TRUST I
                                              (Registrant)

                                       By: GREENWOOD TRUST COMPANY
                                           as originator of the Trust


                                       By:      John J. Coane
                                           -----------------------------------
                                           John J. Coane
                                           Vice President, Chief Accounting
                                           Officer and Treasurer


Date: October 15, 1998

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
20(a)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1993-1.

20(b)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1993-2.

20(c)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1993-3.

20(d)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1994-2.

20(e)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1994-3.

20(f)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1994-A.

20(g)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1995-1.

20(h)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1995-2.

20(i)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1995-3.

20(j)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-1.

20(k)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-2.

20(l)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-3.

20(m)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1996-4.

20(n)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-1.

20(o)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-2.

20(p)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-3.

20(q)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1997-4.

20(r)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-1.

20(s)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-2.

20(t)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-3.

20(u)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-4.

20(v)            Monthly Certificateholders' Statement, related to the Due Period ending
                 September 30, 1998, for Series 1998-6.